UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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A123 Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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A123 Systems, Inc.
200 West Street
Waltham, MA 02451

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On June 29, 2012

To the stockholders of A123 Systems, Inc.:

NOTICE IS HEREBY GIVEN THAT a special meeting of stockholders (the “Special Meeting”) of A123 Systems, Inc., a Delaware corporation (“A123”), will be held June 29, 2012 at [10:00] a.m., local time, [at the offices of Latham & Watkins, 200 Clarendon Street, 20th Floor, Boston, MA 02116] to consider and act upon the following proposals:

1.               To approve the issuance by A123 of shares of A123’s common stock issuable upon conversion of A123’s 6.0% Senior Convertible Notes due 2013 or otherwise (including in connection with the payment of interest or principal thereof) and upon exercise of the warrants to purchase shares of common stock issued to the purchasers of such notes, each as described below;

2.               To amend A123’s Certificate of Incorporation to increase the number of authorized common shares from 250,000,000 shares to 650,000,000 shares in connection with the reservation of shares of common stock issuable pursuant to the terms of the notes and warrants; and

3.               To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

On May 24, 2012, we sold (i) $50.0 million aggregate principal amount of 6.0% Senior Convertible Notes due 2013 (the “Notes”) and (ii) warrants to purchase 12,711,864 shares of our common stock, subject to certain adjustments (the “Warrants”), to accredited investors (the “Purchasers”) for an aggregate purchase price of $50.0 million.  Under the terms of the securities purchase agreement pursuant to which the Notes and Warrants were sold, we agreed to seek the approval of our stockholders for the proposals described in the proxy statement accompanying this notice (the “Proxy Statement”).  If we are unable to obtain the required stockholder approval, the holders of the Notes will have the right to require us to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest.

Our board of directors (the “Board of Directors” or “Board”) recommends that you vote in favor of the foregoing proposals, which we describe more fully in the Proxy Statement.

Only stockholders of record at the close of business on June 4, 2012 are entitled to notice of and to vote at the meeting.

Your vote is very important.  All stockholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us or, if the option is available to you, by granting your proxy electronically over the Internet or by telephone.  If your shares are held in “street name,” meaning they are held for your account by a broker or other nominee, your shares will only be voted at the Special Meeting if you direct your broker to vote your shares by following the procedures established by your broker.

By Order of the Board of Directors

Secretary

Waltham, Massachusetts
          , 2012

iv

A123 Systems, Inc.
200 West Street
Waltham, MA 02451
(617) 778-5700

Proxy Statement for the Special Meeting of Stockholders
To Be Held June 29, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy is solicited on behalf of the Board of Directors of A123 Systems, Inc., a Delaware corporation, at a Special Meeting of stockholders to be held June 29, 2012, at 10:00 a.m., local time, and at any adjournment, continuation or postponement of the meeting, referred to throughout this Proxy Statement as the Special Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.  The Special Meeting will be held at the offices of Latham & Watkins LLP, 200 Clarendon Street, 20th Floor, Boston, Massachusetts 02116.

These proxy solicitation materials were first mailed or given on or about June 11, 2012 to all stockholders entitled to vote at the meeting.

Record Date and Shares Outstanding

Only stockholders who owned shares of our common stock at the close of business on June 4, 2012, referred to in this Proxy Statement as the Record Date, are entitled to notice of, and to vote at, the Special Meeting.  Except as otherwise provided in this Proxy Statement, the holders of common stock as of the Record Date are entitled to one vote per share on matters presented at the Special Meeting.  As of the Record Date,                    shares of A123’s common stock are issued outstanding.

Quorum Requirement

The quorum requirement for holding the meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy.  If the shares present, in person and by proxy, do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.  Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of determining the presence of a quorum.  In addition, broker non-votes are counted as present or represented for purposes of determining the presence of a quorum.

Revocability of Proxies

You may revoke your proxy at any time before it is exercised.  Execution of the proxy will not in any way affect your right to attend the Special Meeting in person.  Revocation may be made prior to the Special Meeting by written revocation or through a duly executed proxy bearing a later date sent to A123, Attention: Eric Pyenson, Assistant Secretary, 200 West Street, Waltham, MA 02451; or your proxy may be revoked personally at the Special Meeting by written notice to the Secretary at the Special Meeting prior to the voting of the proxy.  Any revocation sent to A123 must include the stockholder’s name and must be received the day prior to the Special Meeting to be effective.

How Your Proxy Will Be Voted

In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by A123, including unmarked proxies, will be voted to approve Proposals No. 1 and 2.  In addition, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the Board of Directors.  We have not received notice of any other matters that may properly be presented at the Special Meeting.

Votes Required

Votes Required for Proposal No. 1.  The approval of the issuance of shares of common stock issuable upon conversion of A123’s 6.0% Senior Convertible Notes due 2013 (the “Notes”) and upon exercise of the warrants to purchase shares of common stock (the “Warrants”) issued to the purchasers of such Notes (the “Purchasers”) requires the affirmative “FOR” vote of a majority of the votes cast in person or by proxy at the Special Meeting, provided a quorum exists at the Special Meeting.  Accordingly, abstentions and broker non-votes will have no impact on Proposal No. 1.

Vote Required for Proposal No. 2.  The approval of the amendment to our Certificate of Incorporation to increase the number of authorized common shares from 250,000,000 shares to 650,000,000 shares requires the affirmative “FOR” vote of a majority of the shares outstanding and entitled to vote at the Special Meeting.  Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal No 2.

Effect of Broker Non-Votes.  Although, as noted above, broker non-votes will be counted for purposes of establishing a quorum, they will not be counted as voting.  A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and/or has not received voting instructions from the beneficial owner.

Proposals No. 1 and 2 are non-routine matters under the rules that govern proxy voting by brokers.  Accordingly, brokers will not be permitted to vote on these proposals without receiving voting instructions, and thus we expect there may be broker non-votes with respect to these proposals.

Proxies.  The persons named as attorneys-in-fact in the proxies, David Prystash and Eric Pyenson, were selected by the Board of Directors and are executive officers of A123.  All properly executed proxies returned in time to be counted at the meeting will be voted.  If you provide specific voting instructions, your shares will be voted as you instruct.  If you hold shares in your name and you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted as the Board of Directors recommends.

The Board of Directors know of no other matter to be presented at the Special Meeting.  If any other matter should be presented at the Special Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Your vote is very important.  For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Special Meeting by the proxies named on the enclosed proxy card.  This proxy statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.

Proxies

The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes.  We have engaged Morrow & Co., LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate.

If you choose to vote over the Internet, you are responsible for Internet access charges that you incur.  If you choose to vote by telephone, you are responsible for charges you may incur.

Voting Instructions

The following section summarizes important information on how to vote your shares of common stock.

Voting by Proxy

If you are a record holder, meaning your shares are registered in your name, you may vote over the Internet, by telephone, by mail or in person at the Special Meeting pursuant to the following instructions:

Over the Internet:  Go to the website of our tabulator, Broadridge Financial Solutions, Inc., at www.proxyvote.com.  Use the vote control number printed on your enclosed proxy card to access your account and vote your shares.  You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message.  Your shares will be voted according to your instructions.  You must submit your Internet proxy before 11:59 p.m.  Eastern Time on June 28, 2012, the day before the Special Meeting, for your proxy to be valid and your vote to count.

By Telephone:  Call 1-800-690-4903 toll free from the United States, Canada and Puerto Rico, and follow the instructions on your enclosed proxy card.  You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed.  Your shares will be voted according to your instructions.  You must submit your telephonic proxy before 11:59 p.m.  Eastern Time on June 28, 2012, the day before the Special Meeting, for your proxy to be valid and your vote to count.

By Mail:  Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11117.  Your shares will be voted according to your instructions.  If you do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.  Broadridge must receive your proxy card not later than June 28, 2012, the day before the Special Meeting, for your proxy to be valid and your vote to count.

In Person at the Special Meeting:  If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

Voting of Shares Held in Street Name

If your shares are held in “street name,” meaning they are held for your account by a broker or other nominee, you will receive instructions from your broker or other nominee regarding how to vote your shares over the Internet, by telephone or by mail.  You should follow those instructions.  If you wish to vote your shares in person at the Special Meeting, contact your broker or other nominee who holds your shares to obtain a brokers’ proxy card and bring it with you to the Special Meeting.  You will not be able to vote in person at the Special Meeting unless you have a proxy from your broker issued in your name giving you the right to vote your shares.

Voting of Proxies at the Special Meeting

All properly executed proxies that we receive prior to the vote at the Special Meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the proposals.

Properly executed proxies, other than proxies voting against the proposals, will also be voted for any adjournment or postponement of the Special Meeting for the purpose of soliciting additional votes to approve the Proposals, if necessary.  Our Board of Directors does not currently intend to bring any other business before the Special Meeting and, so far as our Board of Directors knows, no other matters are to be brought before the Special Meeting.  If other business properly comes before the Special Meeting, the proxies will vote in accordance with their own judgment.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners.  In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, employees or agents of A123 in person or by telephone, telegram or other means of communication.  No additional compensation will be paid to directors, officers or other regular employees of A123 for such services.

Broker Non-Votes; Abstentions

In the absence of controlling precedent to the contrary, we intend to treat broker non-votes and abstentions in the following manner.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are considered present for purposes of calculating a quorum but are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained.  As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or any other issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals.  With respect to Proposal No. 1, which requires a majority vote, broker “non-votes” have no effect. With respect to Proposal No. 2, when requires a majority of the shares outstanding broker “non-votes” will have the effect of a vote AGAINST Proposal No. 2.

Abstentions occur when a stockholder entitled to vote and present in person or represented by proxy affirmatively votes to abstain.  Votes in abstention are considered present for purposes of calculating a quorum but do not count as a vote FOR or AGAINST any matter.  While abstentions do not count as a vote FOR or AGAINST, they have the same effect as a negative vote on Proposal No. 2 because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved.

Revocation of Proxies

Stockholders may revoke their proxies at any time prior to use by delivering to our corporate secretary a signed notice of revocation or a later-dated signed proxy, or by attending the Special Meeting in person and revoking the proxy by signing a notice of revocation.  If you vote your shares over the Internet or by telephone, only your latest Internet or telephone vote will be counted at the Special Meeting.  Attendance at the Special Meeting does not in itself constitute the revocation of a proxy.  Stockholders who have instructed their broker to vote their shares of common stock must follow their broker’s directions in order to change those instructions.  You may also attend the Special Meeting in person instead of submitting a proxy; however, please see the instructions above under “Voting of Shares Held in Street-Name” if you wish to vote such shares in person at the Special Meeting.

Householding of Proxy Materials

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders and enclosing separate proxy cards for each stockholder.  This process, which is commonly referred to as “householding,” potentially eliminates some duplicative mailings to stockholders and reduces our mailing costs.

For this Special Meeting, a number of brokers with account holders who are stockholders of A123 will be “householding” our proxy materials.  A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, or direct your written request to A123 Systems, Inc., Attention: Eric Pyenson, Assistant Secretary, 200 West Street, Waltham, MA 02451.  Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

Stockholder Proposals for the 2013 Annual Meeting

If you are interested in submitting a proposal or information about a proposed director candidate for inclusion in the proxy statement for our 2013 annual meeting, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than December 14, 2012.

If you wish to present a proposal or a proposed director candidate at the 2013 annual meeting, but do not wish to have the proposal or director candidate considered for inclusion in the proxy statement and proxy card, you must also give written notice to our corporate secretary at the address noted below.  We must receive this required notice by February 22, 2013, but no sooner than January 23, 2013.  However, if the 2013 annual meeting is held before May 3, 2013 or after July 22, 2013, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2013 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2013 annual meeting and (2) the 10th day following the date on which notice of the date of the 2013 annual meeting was mailed or public disclosure was made, whichever occurs first.

Any proposals, notices or information about proposed director candidates should be sent to:

A123 Systems, Inc.

200 West Street

Waltham, Massachusetts  02541

Attention: Corporate Secretary

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to appraisal rights with respect to the proposed amendment to our certificate of incorporation to increase the number of our authorized shares of common stock, and we do not intend to independently provide stockholders with any such right.

INFORMATION IN THIS PROXY STATEMENT

Unless otherwise specifically noted, all of the share numbers in this Proxy Statement are based on 147,141,341 shares of common stock outstanding as of May 31, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 4, 2012, or the Record Date, there were                  shares of common stock outstanding.  The following table sets forth, as of the Record Date, or such earlier date as indicated below, the shares of our common stock beneficially owned by (1) each of our directors, (2) our principal executive officer, our principal financial officer and our three other most highly compensated executive officers who were serving as executive officers on December 31, 2011, whom we refer to collectively as our “named executive officers,” (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding stock.

Beneficial ownership is determined in accordance with rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power.  Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

Except as otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each stockholder identified in the table has sole voting and investment power with respect to all shares listed opposite their names.

Unless otherwise indicated below, the address for each person is to the care of A123 Systems, Inc., 200 West Street, Waltham, Massachusetts 02451 and the number and percentage of shares beneficially owned are as of May 31, 2012.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percentage
5% Stockholder
AllianceBernstein LP	14,849,142	(1)	10.09%
1345 Avenue of the Americas New York, NY 10105
Entities affiliated with North Bridge Venture Partners	8,859,619	(2)	6.02%
950 Winter Street, Suite 4600 Waltham, MA 02451
IHI Corporation	8,454,725		5.75%
Toyosu IHI Bldg., 3-1-1 Toyosu, Koto-ku Tokyo 135-8710, Japan
Entities affiliated with General Electric Company	8,273,022	(3)	5.62%
210 Merritt 7 Norwalk, CT 06856
Gururaj Deshpande	7,020,129	(4)	4.77%
Directors and Named Executive Officers
David P. Vieau	1,792,220	(5)	1.21%
David Prystash	100,000	(6)	*
Jason M. Forcier	158,605	(7)	*
Robert J. Johnson	190,151	(8)	*
Eric J. Pyenson	200,150	(9)	*
Gururaj Deshpande	7,020,129	(5)	4.77%
Arthur L. Goldstein	121,250	(10)	*
Gary E. Haroian	121,250	(11)	*
Paul E. Jacobs	5,354,364	(12)	3.64%
Jeffrey P. McCarthy	8,862,119	(13)	6.02%
Mark M. Little	—		—
Gilbert N. Riley, Jr.	1,395,277	(14)	*
Edward Kopkowski	—		—
All of our directors and executive officers as of a group (13 persons)	25,315,515	(15)	16.95%

*	Represents a beneficial interest of less than 1% of our outstanding common stock.

(1)

AllianceBernstein L.P., or AllianceBernstein, is a majority-owned subsidiary of AXA Financial, Inc. and an indirect majority-owned subsidiary of AXA SA. AllianceBernstein operates under independent management and makes independent decisions from AXA SA and AXA Financial, Inc. and their respective subsidiaries and AXA SA and AXA Financial, Inc. calculate and report beneficial ownership separately from AllianceBernstein pursuant to guidance provided by the SEC in Release Number 34-39538 (January 12, 1998). AllianceBernstein may be deemed to share beneficial ownership with AXA SA reporting persons by virtue of shares of common stock.

(2)

Consists of (a) 2,470,806 shares of common stock held by North Bridge Venture Partners IV-A, L.P., (b) 1,172,886 shares of common stock held by North Bridge Venture Partners IV-B, L.P., (c) 3,499,868 shares of common stock held by North Bridge Venture Partners V-A, L.P. and (d) 1,716,059 shares of common stock held by North Bridge Venture Partners V-B, L.P. North Bridge Venture Management IV, L.P. is the sole General Partner of North Bridge Venture Partners IV-A, L.P. and North Bridge Venture Partners IV-B, L.P. North Bridge Venture Management V, L.P. is the sole General Partner of North Bridge Venture Partners V-A, L.P. and North Bridge Venture Partners V-B, L.P. NBVM GP, LLC, as the sole General Partner of North Bridge Venture Management IV, L.P., has ultimate voting and investment power of the shares held of record by North Bridge Venture Partners IV-A, L.P. and North Bridge Venture Partners IV-B, L.P., and as the sole General Partner of North Bridge Venture Management V, L.P., has ultimate voting and investment power of the shares held of record by North Bridge Venture Partners V-A, L.P. and North Bridge Venture Partners V-B, L.P. Jeffrey P. McCarthy, a member of our board of directors, is a managing member of NBVM GP, LLC. Voting and investment power over such shares are vested in the founding managers of NBVM GP, LLC, Edward T. Anderson and Richard A. D’Amore. Mr. McCarthy disclaims beneficial ownership over such shares.

(3)

Consists of (a) 900,277 shares of common stock held by GPSF Securities, Inc., (b) 800,945 shares of common stock held by GE Capital CFE, Inc., (c) 6,512,034 shares of common stock held by GE Capital Equity Investments, Inc. and (d) 59,766 shares of common stock held by Heller Financial Leasing, Inc. Each entity exercises voting and investment power over the shares held by it. General Electric Company, a publicly-traded corporation, is the parent company of GPSF Securities, Inc., GE Capital CFE, Inc., GE Capital Equity Investments, Inc. and Heller Financial Leasing, Inc.

(4)

Consists of (a) 138,607 shares of common stock held by Dr. Deshpande, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Dr. Deshpande has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors c, (c) beneficial ownership of 625 RSUs that will vest within 60 days of May 31, 2012 and (d) 6,879,022 shares of common stock held by Sparta Group MA LLC Series 6. Dr. and Mrs. Deshpande are managers of Sparta Group MA LLC Series 6 and may be deemed to have beneficial ownership over such shares.

(5)

Consists of (a) 943,246 shares of common stock held directly by Mr. Vieau, (b) beneficial ownership of 0 RSUs that will vest within 60 days of May 31, 2012 and (c) 848,974 shares of common stock issuable upon exercise of stock options. Mr. Vieau is a member of our board of directors and our President and Chief Executive Officer.

(6)

Consists of (a) 12,500 shares of common stock held directly by Mr. Prystash, (b) beneficial ownership of 0 RSUs that will vest within 60 days of May 31, 2012 and (c) 87,500 shares of common stock issuable upon exercise of stock options.

(7)

Consists of (a) 7,705 shares of common stock held directly by Mr. Forcier, (b) beneficial ownership of 0 RSUs that will vest within 60 days of May 31, 2012 and (b) 150,900 shares of common stock issuable upon exercise of stock options.

(8)	Consists of (a) beneficial ownership of 0 RSUs that will vest within 60 days of May 31, 2012 and (b) 190,151 shares of common stock issuable upon exercise of stock options.

(9)	Consists of (a) beneficial ownership of 0 RSUs that will vest within 60 days of May 31, 2012 and (b) 200,150 shares of common stock issuable upon exercise of stock options.

(10)

Consists of (a) 118,750 shares of common stock issuable upon exercise of stock options, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Mr. Goldstein has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors and (c) beneficial ownership of 625 RSUs that will vest within 60 days of May 31, 2012.

(11)

Consists of (a) 118,750 shares of common stock issuable upon exercise of stock options and (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Mr. Haroian has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors and (c) beneficial ownership of 625 RSUs that will vest within 60 days of May 31, 2012.

(12)

Consists of (a) 1,875 shares of common stock held by the Paul and Stacy Jacobs Family Trust dated 5/3/2000, of which Dr. Jacobs and his wife are trustees, (b) beneficial ownership of 625 RSUs that will vest within 60 days of May 31, 2012 and (c) 5,351,864 shares held by Qualcomm Incorporated, of which Dr. Jacobs is the Chairman and chief executive officer. Dr. Jacobs may be deemed to have voting and investment power over the shares held by Qualcomm, but disclaims beneficial ownership over such shares.

(13)

Consists of (a) 8,859,619 shares held by entities affiliated with North Bridge Venture Partners, the ultimate general partner of which is NBVM GP, LLC, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Mr. McCarthy has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors and (c) beneficial ownership of 625 RSUs that will vest within 60 days of May 31, 2012. Mr. McCarthy, a member of our board of directors, is a manager of NBVM GP, LLC. Voting and investment power over the shares held by entities affiliated with North Bridge Venture Partners are vested in the founding managers of NBVM GP, LLC, Edward T. Anderson and Richard A. D’Amore. Mr. McCarthy disclaims beneficial ownership over such shares.

(14)

Consists of (a) 389,572 shares of common stock held directly by Dr. Riley, (b) 473,705 shares of common stock held by The Yusun Kim Riley Revocable Trust, (c) beneficial ownership of 0 RSUs that will vest within 60 days of May 31, 2012 and (d) 532,000 shares of common stock issuable upon exercise of stock options. Dr. Riley and his wife are the trustees of The Yusun Kim Riley Revocable Trust. Dr. Riley, a member of our board of directors, is our Vice President of Research & Development and Chief Technology Officer.

(15)

Consists of an aggregate of (a) 23,057,715 shares of common stock, (b) beneficial ownership of an aggregate of 3,125 RSUs that will vest within 60 days of May 31, 2012, (c) 7,500 shares of common stock underlying vested RSU awards held by certain of our directors, the receipt of which has been deferred by such directors, and (d) 2,247,175 shares of common stock issuable upon exercise of stock options.

PROPOSAL 1:

APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK
PURSUANT TO A123’S 6.0% SENIOR UNSECURED CONVERTIBLE NOTES
AND RELATED WARRANTS

Preliminary Note

Pursuant to Nasdaq Marketplace Rule 5635(d) (the “20% Rule”), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving:

•                  the sale, issuance or potential issuance by A123 of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of A123 equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance; or

•                  the sale, issuance or potential issuance by A123 of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

In order to comply with the 20% Rule in connection with the issuance of the Notes and the Warrants (in each case as defined below), as described in greater detail below, the number of shares of our common stock issuable upon conversion of the Notes or otherwise (including in connection with the payment of interest or principal thereof), was capped at the amount that could be issued without violating the 20% Rule (the “Exchange Cap”).  We are seeking stockholder approval to issue shares of our common stock pursuant to the Notes, upon conversion of the Notes or otherwise (including in connection with the payment of interest or principal thereof), in excess of the Exchange Cap.  Pursuant to the terms of the Warrants, upon receipt of stockholder approval to issue shares of common stock in excess of the Exchange Cap, the Exercise Floor Price (as defined below) of the Warrants will no longer apply.  Accordingly, we are also seeking stockholder approval to issue shares of common stock upon exercise of the Warrants without regard to the Exercise Floor Price.

The Board recommends a vote FOR the approval of A123’s issuance of shares of common stock in excess of the Exchange Cap in connection with the conversion of the Notes or otherwise (including in connection with the payment of interest or principal thereof) and upon exercise of the Warrants without regard to the Exercise Floor Price.

Impact on Stockholders of Approval or Disapproval of this Proposal No. 1

Reasons for Stockholder Approval

We are seeking stockholder approval for the following reasons:

•                  Due to the 20% Rule and the Exchange Cap, we are required to obtain stockholder approval to issue shares of common stock pursuant to the Notes in excess of the Exchange Cap.

•                  If we fail to obtain stockholder approval to allow us to issue shares of common stock pursuant to the Notes in excess of the Exchange Cap, we could be required to pay principal and interest amounts under the Notes in cash, which would require us to dedicate a substantial portion of our cash flows from operations and other capital resources to these payments.

•                  If and when the purchaser elects to convert a portion of the Notes that would require us to issue shares of common stock in excess of the Exchange Cap, and we cannot issue such shares due to lack of stockholder approval, we would be required to pay cash in exchange for such excess shares, as described above, and the Purchasers will have the right to require us to redeem all of any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest, from the proceeds in the control account, as described below.  This cash amount could be substantial and could be greater than the amount of Notes being converted.

Increased Dilution

Upon conversion of the Notes or exercise of the Warrants, or payment of principal, interest and other amounts under the Notes in the form of shares of common stock, there will be a greater number of shares of our common stock eligible for sale in the public markets.  Any such sales, or the anticipation of the possibility of such sales, represent an overhang on the market and could depress the market price of our common stock.

Description of the Notes

On May 23, 2012, we entered into an amended and restated securities purchase agreement (the “Securities Purchase Agreement”), with the Purchasers, pursuant to which we sold to the Purchasers $50.0 million aggregate principal amount of the Notes (at face amount) and Warrants to purchase 12,711,864 shares of our common stock, subject to certain adjustments, for an aggregate purchase price of $50.0 million. We paid fees and expenses of approximately $2.9 million, including $135,000 to reimburse the legal fees and expenses of the Purchasers incurred in connection with the transaction. Accordingly, the net proceeds to us were $47.1 million.

Subject to the control account and security agreement described below, the Notes are A123’s general unsecured obligations, will be pari passu in right of payment with all of A123’s existing and future unsecured senior indebtedness and will be senior in right of payment to any of A123’s future subordinated indebtedness.

Principal, Maturity and Interest

We issued $50.0 million aggregate principal amount of the Notes.  The Notes bear interest at a rate of 6.00% per year, subject to certain adjustments, and mature on July 15, 2013.

Conversion

The Notes are convertible, at the Purchasers’ option, into shares of A123’s common stock, initially at a fixed conversion price of $1.18 per share, subject to certain adjustments.

The Purchasers will have the right at any time, and from time to time, after August 15, 2012, to elect to convert up to $30.0 million aggregate principal amount of Notes at a price equal to 85% of the closing price of A123’s common stock on the trading day immediately preceding the conversion date; provided, however, that the Purchasers may not convert more than $3.5 million aggregate principal amount of the Notes on any given trading date.

Until the earlier to occur of the date of the stockholder approval of Proposals No. 1 and 2, as described below, and June 30, 2012, the Purchasers shall not have the right to convert the Notes into more than 49,602,469 shares of common stock.

The Notes may not be converted if, after giving effect to the conversion, the Purchasers together with their affiliates would beneficially own in excess of 4.99% of the outstanding shares of A123’s common stock (the “Maximum Percentage”).  The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of the Purchasers, upon at least 61-days’ prior notice to A123, or lowered to any other percentage, at the option of the Purchasers at any time.

In no event will A123 issue more than 19.9% of the number of shares of A123’s outstanding common stock on the closing date in respect of the Notes as a result of conversions, amortization or interest payments, or redemptions unless prior shareholder approval has been obtained, as described below, except as a result of stock splits or similar events.

Amortization

We are required to repay the Notes in twenty-seven semi-monthly installments, commencing on June 15, 2012 and thereafter on the 1st and 15th of each month (each such date, an “Installment Date”).  The amortization payment on each Installment Date is 1/29th of the principal amount of the Notes, subject to certain adjustments, provided that the amortization payment on the June 15, 2012, July 1, 2012 and July 15, 2012 Installment Dates will be 1 2/3 times the amortization payment on the other Installment Dates.

Settlement of Interest, Amortization or Redemption Payments in Common Stock

We have the right to make interest or amortization payments and redemption payments in shares of A123’s common stock, subject to the satisfaction of certain conditions, or elect to pay in cash.  Among these conditions:

•                  there must be an effective registration statement covering such shares of common stock issuable under the terms of the Notes or such shares of common stock must be eligible for sale pursuant to Rule 144 under the Securities Act without the need for registration;

•                  the weighted average price of A123’s common stock on each of the prior 15 trading days has not been below $0.80; and

•                  the daily dollar trading volume of A123’s common stock for each of the prior 15 trading days was at least $750,000.

If A123 is not permitted to deliver shares of common stock with respect to an Installment Date due to a failure to satisfy any of the conditions, A123 must pay the applicable portion of the principal and interest amounts in cash, unless the conditions are waived by the Purchaser.  If the applicable conditions are satisfied, A123 currently intends to repay the Notes through the issuance of shares of its common stock.  However, this intention may change depending on A123’s finances at the time of the applicable Installment Date and A123’s stock price on the applicable Installment Date.

If A123 makes a payment in shares of common stock, the principal amount of the Notes being paid will be converted into shares of A123’s common stock at a price per share equal to the lesser of the applicable conversion price and 82% of the Market Price of A123’s common stock on the applicable interest date or amortization installment date. “Market Price” means the arithmetic average of the volume weighted average price of A123’s common stock on each of the five trading days immediately preceding the applicable date, but in no event greater than the volume weighted average price of A123’s common stock on the trading date immediately preceding the applicable date.

Control Account; Redemption of the Notes at the Option of the Purchasers upon Certain Events

We deposited $30.0 million of the expected proceeds from the Notes into a bank account subject to an account control agreement that will be released upon:

•                  A123’s obtaining, on or prior to June 30, 2012, stockholder approval (the “Stockholder Approval”) of Proposals No. 1 and 2; and

•                  A123’s obtaining, on or prior to the deadlines described below, the effectiveness (the “Registration Statement Effectiveness”) of one or more registration statements covering the shares of common stock underlying the Notes and the Warrants.

If:

•                  the Stockholder Approval  is not obtained on or prior to June 30, 2012; or

•                  the Registration Statement Effectiveness has not been achieved by:

•                  August 15, 2012, with respect to a registration statement covering 49,602,469 shares of common stock issuable pursuant to the terms of the Notes; or

•                  August 20, 2012, with respect to a subsequent registration statement covering the remainder of the common stock underlying the Notes and the common stock underlying the Warrants;

then the Purchasers will have the right to require A123 to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest, from the proceeds in the control account.

The $30.0 million of proceeds subject to the account control agreement will not be available to A123 prior to obtaining the Stockholder Approval and the Registration Statement Effectiveness.

We have also entered into a security agreement with the Purchasers’ representative pursuant to which the proceeds in the control account were pledged for the benefit of the Purchasers until the proceeds in the control account are released to A123 as described above.

Redemption at the Option of the Purchasers upon Change in Control

In the event of a change of control (as defined in the Notes), the Purchasers will have the option to cause A123 to redeem all or a portion of the Notes at a price equal to 100% of the greater of:

•                  the sum of such principal amount being redeemed, plus all accrued but unpaid interest, and a make-whole amount; or

•                  the product of:

•                  such principal amount being redeemed, plus all accrued but unpaid interest, multiplied by

•                  the quotient determined by dividing (x) the greatest closing sale price of A123’s common stock during the period beginning on the date immediately preceding the earlier of the consummation or public announcement of such change of control and ending on the date the Purchaser elects to require A123 to redeem all or a portion of the Notes, by (y) the lowest conversion price of the Notes in effect during such period.

Certain Covenants and Events of Default

The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, we will not, and will not permit any of our subsidiaries to:

•                  incur any indebtedness (other than permitted indebtedness under the Notes);

•                  permit liens on our properties (other than permitted liens under the Notes);

•                  redeem or repurchase equity interests;

•                  repay certain indebtedness in cash if an event of default has occurred or were to occur;

•                  declare or pay cash dividends;

•                  transfer certain assets; or

•                  make or agree to make capital expenditures above $35,000,000 for the fiscal year ended December 31, 2012.

Events of default under the Notes include, among other events, payment defaults, cross-defaults, breaches of any representation, warranty or covenant that is not cured within the proper time periods, failure to perform certain required activities in a timely manner, suspension from trading or failure of A123’s common stock to be listed on an eligible market for certain periods and certain bankruptcy-type events involving A123 or any significant subsidiary. Upon an event of default, the Purchasers may elect to require A123 to redeem all or any portion of the outstanding principal amount of the Notes at a price equal to the greater of:

•                  either 125% or 100%, depending on the type of event of default, of the principal amount being redeemed; and

•                  the product of the principal amount being redeemed multiplied by a fraction, the numerator of which is the greatest closing sale price of A123’s common stock on any trading day during the period starting on the date immediately preceding the event of default and ending on the day A123 pays the redemption amount for the Notes, and the denominator of which is the conversion price (as defined in the Notes) at the time the Purchaser elects to have the Notes redeemed.

Warrants

The Warrants have a strike price equal to $1.29 per share.  In the event of a fundamental change, the Purchasers are entitled to a fair value settlement for the lost option value determined on a Black-Scholes-based calculation.  The Warrants may not be exercised for six months from the date of issuance.  The Warrants are subject to customary anti-dilution adjustments.  However, until the Stockholder Approval is obtained, in no event will such adjustments result in a strike price less than $1.11 per share (the “Exercise Floor Price”).

The Warrants may not be exercised if, after giving effect to the exercise, Purchasers together with their affiliates would beneficially own in excess of the Maximum Percentage of 4.99%.  The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of the holder of the Warrants, upon at least 61-days’ prior notice to us, or lowered to any other percentage, at the option of the Purchasers, at any time.

Registration Rights Agreement

We entered into a Registration Rights Agreement with the Purchasers pursuant to which we agreed to register the shares of common stock underlying the Notes and Warrants. We agreed to file an initial registration statement within 20 days after the closing of the private placement of the Notes and Warrants and to file a subsequent registration statement on the earlier of (i) three calendar days after the Stockholder Approval has been obtained and (ii) July 3, 2012 to register the remainder of the common stock underlying the Notes and the shares of common stock underlying the Warrants. We filed the initial registration statement on May 30, 2012.

If we fail to register the appropriate number of shares of common stock, or fail to file the required registration statements on a timely basis or the initial registration statement is not declared effective within 60 days (or 75 days if reviewed by the SEC) after the date of the issuance of the Notes, or maintained, or if the subsequent registration statement is not declared effective by August 20, 2012, or maintained, or if all of such registered shares of common stock cannot be sold on any date after such registration statements are declared effective, we will be required to make a cash payment to the Purchasers equal to 2% of the then-outstanding principal amount of the Notes, and accrued but unpaid interest thereon, on the date of such failure and on every thirtieth day after such failure until such failure is cured.

PROPOSAL 2:

AUTHORIZATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK
FROM 250,000,000 SHARES TO 650,000,000 SHARES

Background

In order to ensure that (1) A123 has sufficient shares of common stock to issue upon conversion of the Notes and the exercise of the Warrants and (2) that sufficient shares of common stock will be available for future issuance by A123, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 250,000,000 to 650,000,000.  You are being asked to consider and act upon this proposal to approve the proposed amendment to the Certificate of Incorporation which is attached as Annex A to this proxy statement.  A123 will not receive any of the proceeds from the issuance and sale of the shares of common stock being authorized under this Proxy Statement.

As described above, if the Stockholder Approval is not obtained on or prior to June 30, 2012, then the Purchasers will have the right to require us to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest.

The $30.0 million of proceeds subject to the account control agreement will not be available to us prior to our obtaining the Stockholder Approval and the Registration Statement Effectiveness.

In addition, it is important that A123 have the an appropriate number of authorized but unissued shares in order for us to, among other things, undertake important strategic initiatives the Board of Directors may approve from time to time.

Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. From time-to-time, we issue shares of common stock in connection with capital raises to fund operations and expansion plans and for other general corporate purposes. Upon each of these occurrences, the amount of available authorized shares decreases. Our Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of common stock. However, as of May 31, 2012, 147.1 million shares of common stock were issued and outstanding, 16.8 million shares were reserved for issuance under our equity compensation plans pursuant to outstanding and yet to be issued equity awards and 86.1 shares were reserved for issuance for the 2016 Notes (as defined below), outstanding warrants and the Notes.  So long as any Purchaser owns any securities and at all times prior to the earlier of our obtaining the Stockholder Approval and June 30, 2012, the Securities Purchase Agreement requires us to have authorized, and reserved for the purpose of issuance, no less than 49,602,469 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) for issuance by us pursuant to the terms of the Notes then outstanding.  So long as any Purchaser owns any securities and from and after the earlier of our obtaining the Stockholder Approval and June 30, 2012, the Securities Purchase Agreement requires us to at all times have authorized, and reserved for the purpose of issuance of shares of Common Stock pursuant to the terms of the Notes and exercise of the Warrants, no less than the greater of (x) 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) less the number of shares of Common Stock issued pursuant to the terms of the Notes and the Warrants after we obtain the shareholder approvals and (y) 125% of the sum of (i) the maximum number of shares of Common Stock issuable pursuant to the terms of the Notes then outstanding (without taking into account any limitations on the issuance thereof pursuant to the terms of the Notes), and (ii) shares of Common Stock issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). We will not have adequate available shares of common stock for these issuances upon conversion of the Notes unless Proposal No. 2 is approved. It is possible that under certain circumstances we may not have sufficient authorized shares, at the time such conversions occur, to pay all of these amounts (under all of the then outstanding New Notes) by delivering shares. The proposed increase in the authorized common stock would provide us with additional flexibility to, among other things, make certain payments due on conversion of a portion of the Notes in the future by delivering shares of common stock rather than paying cash, as well as to issue additional equity and equity linked securities in the future to fund our operations and expected growth and other general corporate purposes.

Purpose and Effect of the Increase in the Amount of A123’s Authorized Common Stock

The principal purpose of this proposal is to authorize additional shares of common stock, which may be used for the purposes described above and for general corporate purposes. As an example, the Board of Directors may in the future determine that it is appropriate or necessary to raise additional capital through the sale of equity securities, convertible debt securities or other equity linked securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes. In addition, we may use a portion of the additional authorized shares of common stock to make payments of certain coupon make whole payments and additional amounts payable on conversion of the Notes, rather than pay cash, which would increase our financial flexibility and liquidity and preserve our cash for funding our operations and expected future growth. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, unless stockholder approval is otherwise required by law or the Marketplace Rules of the Nasdaq Stock Market which require stockholder approval for certain issuances of stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Holders of our common stock have no preemptive rights, and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized amount of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of A123 without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law or stock exchange rules, be issued in one or more transactions which would make a change of control of A123 more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of A123.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option plan, our existing 3.75% convertible subordinated notes due 2016 (the “2016 Notes”), the Notes and the Warrants.

As of May 31, 2012 there were:

•                  250.0 million shares of our common stock authorized;

•                  approximately [•] million shares of our common stock issued and outstanding;

•                  approximately 10.0 million shares of common stock reserved for issuance upon exercise of options outstanding at a weighted average exercise price of [•] per share;

•                  approximately 6.8 million shares of common stock reserved for issuance upon vesting of outstanding restricted stock units;

•                  approximately 23.9 million shares reserved for issuance upon the conversion of our outstanding 2016 Notes, of which there is $143,750,000 aggregate principal amount outstanding to the extent the conversion value exceeds the principal amount of the 2016 Notes;

•                  12.5 million shares of our common stock reserved for issuance pursuant to outstanding warrants;

•                  49.6 million shares of common stock reserved for issuance upon conversion of the Notes; and

•                  no shares of our preferred stock issued and outstanding and no shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock.

The proposed amendment to our Certificate of Incorporation will not change the number of authorized shares of preferred stock.

We believe that the increase in the number of authorized shares of common stock is in the best interests of A123 and its stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock voting is required to approve the proposed amendment of our Certificate of Incorporation. Abstentions have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION AND DECLARING ITS ADVISABILITY AS SET FORTH IN PROPOSAL NO. 2. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

This Proxy Statement and the information incorporated by reference in this prospectus include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as “may,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including without limitation statements regarding industry trends, management’s expectations, competitive strengths or market position, market expectations, business opportunities, projections of revenue, expenses, profits, management’s confidence in our strategies and other matters that do not relate strictly to historical facts. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading “Risk Factors” in any of our filings with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The forward-looking statements in this Proxy Statement and the information incorporated by reference in this prospects represent our views as of the date such statements are made. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date such statements are made. The forward-looking statements contained herein speak only as of the date on which they were made, and, except as required by law, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement.

OTHER MATTERS

A123 knows of no other matters that will be presented for consideration at the Special Meeting.  Our Board of Directors does not currently intend to bring any other business before the Special Meeting and, so far as our Board of Directors knows, no other matters are to be brought before the Special Meeting.  If other business properly comes before the Special Meeting, the proxies will vote in accordance with their own judgment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC.  The information incorporated by reference is considered a part of this Proxy Statement, and all information appearing in this Proxy Statement is qualified in its entirety by the information incorporated herein by reference.  Information in this Proxy Statement updates and, in some cases, supersedes information incorporated by reference from documents that A123 has filed with the SEC prior to the date of this Proxy Statement, while information that we file later with the SEC will automatically supplement, update and, in some cases, supersede the information in this Proxy Statement.

The following documents and information we previously filed with the SEC are incorporated by reference into this Proxy Statement:

•                  our Annual Report filed on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on March 12, 2012, as amended on Form 10-K/A filed on May 10, 2012;

•                  our Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2012 filed with the SEC on May 15, 2012; and

•                  Current Reports on Form 8-K (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC Rules and Regulations) filed with the SEC on January 20, 2012, January 24, 2012, February 14, 2012, March 1, 2012, March 8, 2012, April 11, 2012, May 8, 2012, May 15, 2012, May 24, 2012 and May 30, 2012; and

•                  The description of our common stock contained in our Registration Statement on Form 8-A filed with the SEC on September 18, 2009, including any amendments or reports filed for the purpose of updating such description.

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement.  You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making an oral or written request to A123 Systems, Inc., 200 West Street, Waltham, Massachusetts 02451, Telephone: (617) 778-5700, Attention: Investor Relations.

In addition, you may read and copy any reports, statements or other information that A123 files with the SEC at the SEC’s public reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained (or incorporated by reference) in this Proxy Statement.  We have not authorized anyone to provide you with information that is different from what is contained in this

Proxy Statement.  This Proxy Statement is dated June 1, 2012.  You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).

THE BOARD OF DIRECTORS
Waltham, Massachusetts
, 2012

ANNEX A

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
A123 SYSTEMS, INC.

A123 Systems, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, at a meeting of the Board of Directors on May 23, 2012, in accordance with the provisions of Section 141(b) of the General Corporation Law of the State of Delaware, duly adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended.  The resolution setting forth the proposed amendment is as follows:

RESOLVED: That a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended, effecting a change in the first paragraph of Article FOURTH thereof, so that said first paragraph of Article FOURTH shall read in its entirety as set forth below, is hereby approved, and is recommended to the stockholders of the Corporation for approval as being advisable and in the best interests of the Corporation:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is (i) 650,000,000 shares of common stock, with a par value of $.001 per share (the “Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, with a par value of $.01 per share (the “Preferred Stock”).

SECOND: That the stockholders of the Corporation duly approved such resolution at a Special Meeting of stockholders held on June 29, 2012 by affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this      day of               , 2012.

A123 SYSTEMS, INC.

By:
David Vieau
President and Chief Executive Officer

A-1

ANNEX B

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0000000000 0000145771_1 R1.0.0.11699 A123 SYSTEMS INC 321 ARSENAL STREET WATERTOWN, MA 02472 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1 Approval of issuance of shares of common stock pursuant to A123's 6/0% senior unsecured convertible notes and related warrants 2 Authorization to increase the company's authorized common stock from 250,000,000 shares to 650,000,000 shares NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

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0000145771_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com. A123 SYSTEMS INC Annual Meeting of Shareholders June 29, 2012 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints _______ and _______, as proxies, jointly and severally, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the special meeting of stockholders of A123 Systems, Inc. to be held at 10:00 a.m. local time at the offices of Latham & Watkins LLP, 200 Clarendon Street, 20th Floor, Boston, Massachusetts 02116 on June 29, 2012 or at any postponements or adjournments thereof, as specified on the reverse side, and to vote in their discretion on such other business as may properly come before the special meeting and any postponements or adjournments thereof. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

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